UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2015

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in its Charter)

0-51357	Delaware	52-2084569
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices)

(214) 880-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Builders FirstSource, Inc. (the "Company") is filing this Current Report on Form 8-K to recast certain financial information contained in its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 (the "June 2015 10-Q") due to changes in its reportable segments.

As a result of the Company's reorganization following the acquisition of ProBuild Holdings LLC, the Company now has four reportable segments based on an aggregation of the geographic regions in which it operates.  The Company began to report under the new reporting segment structure with the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

The information included in this Current Report on Form 8-K is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate any of the Company's previously issued financial statements, which are included in its Annual Report on Form 10-K for the year ended December 31, 2014, the June 2015 10-Q or in its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015 and September 30, 2015. In particular, there have been no changes to the Company's consolidated results of operations, balance sheets or statements of cash flows. This Current Report on Form 8-K does not modify or update the disclosures in the June 2015 10-Q in any way, other than to illustrate the change in reporting segments. As such, this Current Report on Form 8-K should be read in conjunction with the June 2015 10-Q and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the June 2015 10-Q, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 and the Company's Current Reports on Form 8-K filed November 19, 2015.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. In the event that one of the above may occur, the Company is filing this Current Report on Form 8-K to recast our consolidated financial statements as of June 30, 2015 and 2014 to reflect the changes in segment reporting, as described above. The recast of Items contained in the Company's June 2015 10-Q is presented in Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

99.1	Revised Condensed Consolidated Financial Statements of Builders FirstSource, Inc. for the six months ended June 30, 2015 and 2014

99.2	Revised Management's Discussion and Analysis for Builders FirstSource, Inc. for the six months ended June 30, 2015 and 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.

Dated: November 19, 2015	By:	/s/ Donald F. McAleenan
	Name:	Donald F. McAleenan
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Revised Condensed Consolidated Financial Statements of Builders FirstSource, Inc. for the six months ended June 30, 2015 and 2014

99.2	Revised Management's Discussion and Analysis for Builders FirstSource, Inc. for the six months ended June 30, 2015 and 2014